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                                                                    EXHIBIT 21.1

                               KIRBY CORPORATION

                    PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

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
                                                                PLACE OF
                                                              INCORPORATION
                                                              -------------
KIRBY CORPORATION -- PARENT AND REGISTRANT..................  Nevada
SUBSIDIARIES OF THE PARENT AND REGISTRANT
  Kirby Inland Marine, Inc.(1)..............................  Delaware
  General Energy Corporation(1).............................  Delaware
  Kirby Exploration Company of Texas(1).....................  Delaware
  Kirby Terminals, Inc.(1)..................................  Texas
  Sabine Transportation Company(1)..........................  Delaware
  Kirby Pioneer, Inc.(1)....................................  Delaware
  AFRAM Carriers, Inc.(1)...................................  Delaware
  Marine Systems, Inc.(1)...................................  Louisiana
  Rail Systems, Inc.(1).....................................  Delaware
  Engine Systems, Inc.(1)...................................  Delaware
  Americas Marine Express, Inc.(1)..........................  Delaware
  Kirby Tankships, Inc.(1)..................................  Delaware
  Kirby Marine Transportation Corporation(1)................  Texas
  Sabine Marine Transportation Company(1)...................  Delaware
  Dixie Offshore Transportation Company(1)..................  Delaware
  Mariner Reinsurance Company Limited(1)....................  Bermuda
  Oceanic Insurance Limited(1)..............................  Bermuda
CONTROLLED CORPORATIONS
  Dixie Bulk Transport, Inc. (subsidiary of Kirby Inland
     Marine, Inc.)(1).......................................  Delaware
  Western Towing Company (subsidiary of Kirby Inland Marine,
     Inc.)(1)...............................................  Texas
  Kirby Inland Marine, Inc. of Louisiana (subsidiary of
     Kirby Inland Marine, Inc.)(1)..........................  Delaware
  Kirby Inland Marine, Inc. of Texas (subsidiary of Kirby
     Inland Marine, Inc.)(1)................................  Delaware
  Kirby Inland Marine, Inc. of Mississippi (subsidiary of
     Kirby Inland Marine, Inc.)(1)..........................  Delaware
  Dixie Carriers, Inc. (subsidiary of Kirby Inland Marine,
     Inc.)(1)...............................................  Texas
  East Cross Sea Transport, Inc. (subsidiary of AFRAM
     Carriers, Inc.)........................................  Panama
  Four Fletcher Commerce, Inc. (subsidiary of AFRAM
     Carriers, Inc.)........................................  Florida
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(1) Included in the consolidated financial statements.